EXHIBIT 99.1

News Release

Contacts:

MEDIA:	INVESTORS/ANALYSTS:

Greg Gable	Rich Fowler
Charles Schwab	Charles Schwab
Phone: 415-667-0473	Phone: 415-667-1841

SCHWAB REPORTS FOURTH QUARTER AND FULL YEAR RESULTS

December net new assets total $10 billion, highest in 11 months

SAN FRANCISCO, January 19, 2010 – The Charles Schwab Corporation announced today that its net income was $164 million for the fourth quarter of 2009, down 47% from the fourth quarter of 2008. These results are consistent with the outlook expressed in the company’s press release dated December 14, 2009. For the twelve months ended December 31, 2009, the company’s net income was $787 million, down 35% from the year-earlier period.

Chairman Charles Schwab said, “The financial markets remain a powerful engine to drive economic recovery, and individual investors play a critical role in fueling that engine. We believe they deserve reliable access to professional help and high quality products and services, at a great value, to help them navigate towards their financial goals. As a stable, disciplined company, we were able to remain focused on meeting those needs throughout 2009. In addition, our ability to deliver solid profitability despite unrelenting pressure from declining interest rates enabled us to continue expanding and enhancing the capabilities we’ve built over Schwab’s 30-plus year history. We remain convinced that sustained investment in our clients, particularly in tough economic environments, keeps us in a strong competitive position and is the best way to pursue the tremendous growth opportunities still ahead of us.”

	Three Months Ended —December 31,—		% Change	Twelve Months Ended —December 31,—		% Change
Financial Highlights	2009	2008		2009	2008
Net revenues (in millions)	$986	$1,284	(23%)	$4,193	$5,150	(19%)
Net income (in millions)	$164	$308	(47%)	$787	$1,212	(35%)
Diluted earnings per share	$.14	$.27	(48%)	$.68	$1.05	(35%)
Pre-tax profit margin	27.0%	39.5%		30.4%	39.4%
Return on stockholders’ equity (annualized)	13%	30%		17%	31%

CEO Walt Bettinger noted, “Given the unprecedented market dynamics we faced during 2009, the company’s ability to drive forward with greater value and improved capabilities for our clients while simultaneously maintaining quality service levels and delivering solid near-term profitability is further evidence of our fundamental strength. Important client-oriented actions taken during the year include a new high yield savings account, temporary fee waivers on certain advisory services, significant reductions in the expense ratios on our proprietary equity index funds, and the launch of an innovative proprietary ETF offering with extremely competitive management fees and commission-free trading.”

Mr. Bettinger continued, “I believe our continued success in balancing priorities is reflected in the strength of both our client and financial metrics for 2009. Client loyalty scores reached new highs, new brokerage accounts exceeded 750,000 for the third consecutive year, net new assets reached $87 billion, down from 2008 but still far ahead of the pace reported by any other firm, and total client assets rose by 25% to $1.42 trillion. At the same time, we achieved a pre-tax profit margin and net income for 2009 that were only exceeded in our history by the record-setting performance of the prior three years. We remain committed to achieving disciplined, profitable growth across all market cycles, and we know that growth is only made possible by keeping client needs front and center at all times.”

CFO Joe Martinetto said, “We maintained a healthy balance sheet and solid profitability throughout 2009. Asset quality remains high overall, and impairment losses on our investment portfolio – which relate to a small portion of our mortgage-backed securities holdings – totaled $22 million in the fourth quarter of 2009. Additionally, the delinquency, nonaccrual and loan loss reserve ratios for Schwab Bank’s loan portfolio continued to run well below national averages at 0.87%, 0.46%, and 0.61%, respectively, as of year-end 2009. Available cash and liquid investments at the parent level exceeded $1 billion at month-end December.”

Mr. Martinetto added, “The broad equity indices have shown sustained improvement from their March 2009 lows and we have seen clear indications that clients are increasingly engaged with us in finding the right way forward in this shifting environment. Our ongoing success in building our client base and attracting new assets has led to significant growth in the earnings power of our balance sheet. The company’s average balance of interest-bearing assets, which are primarily funded by client cash inflows, rose by $14.8 billion, or 34%, to $58.6 billion between 2008 and 2009. Over the near term, however, the net interest revenue generated by this growing asset base has been severely impacted by continued declines in the short-term interest rate environment, even as the overnight Fed Funds rate has been at essentially zero since late 2008. As we’ve been discussing for some time, with declining investment yields and essentially no room left to reduce liability costs, the resulting drop in our net interest spread has outweighed balance sheet growth, and net interest revenue declined by 28% in 2009.”

“Money market fund fee waivers caused by declining rates rose to $110 million in the fourth quarter, bringing the full-year total to $224 million, which caused asset management fees to decline by 20%,” Mr. Martinetto said. “In addition, while client trading activity remained healthy in 2009, trading revenue declined by 8% as the market volatility and record-setting volumes of late 2008 eventually eased. With no sign of higher short-term rates on the horizon, we implemented a series of expense reduction measures in 2009 that enabled us to lower costs by 7%, which in turn helped the company achieve a 30.4% pre-tax profit margin and a 17% return on equity, right in line with our expectations for the year given the environment.”

Business highlights for the fourth quarter (data as of quarter-end unless otherwise noted):

Investor Services

•	Net new accounts for the quarter totaled approximately 36,000, down 30% year-over-year. Total accounts reached 5.4 million as of December 31, 2009, up 3% year-over-year.

•	Year to date, new households enrolled in Schwab’s fee-based advice offerings = 37,000, up 61% from 2008.

Institutional Services

Advisor Services

•	172 teams worked with Schwab to establish themselves as newly independent registered investment advisors during 2009, up from 123 teams in 2008.

Corporate and Retirement Services

•

Launched new functionality for corporate stock plan clients to enable compliance with International Financial Reporting Standards (IFRS). The new functionality is fully integrated into the overall Schwab EquiView® application, which keeps financial reports up-to-date with the latest employee award transaction data.

•

Launched Schwab Trade Rules, a real-time trade-management solution that helps corporate clients with trade oversight responsibilities efficiently mitigate employee trade monitoring risks by restricting trading of individual securities, security types and fund issuers.

Products and Infrastructure

•	For Charles Schwab Bank:

•	Balance sheet assets = $43.2 billion, up 70% year-over-year.

•	Outstanding mortgage and home equity loans = $7.0 billion, up 19% year-over-year.

•	First mortgage originations during the quarter = $960 million. Total first mortgage originations for 2009 were up 37% year-over-year.

•	Schwab Bank High Yield Investor Checking® accounts = 416,000, with $7.6 billion in balances.

•	Announced eight new Schwab-managed ETFs with low operating expense ratios and commission-free online trading for clients in their Schwab accounts.

•	Upgraded and expanded the award-winning educational website, www.SchwabMoneyWise.com, to include more information, tools and resources to benefit all types of consumers.

Supporting schedules are either attached or located at: http://www.aboutschwab.com/media/xls/q4_2009_schedule.xls

In lieu of a separate post-earnings business update this quarter, Mr. Bettinger and Mr. Martinetto have recorded their current perspectives on the company’s recent progress, ongoing focus, and financial outlook in a presentation that is available at: http://schwabevents.com/Corporation.

About Charles Schwab

The Charles Schwab Corporation (Nasdaq: SCHW) is a leading provider of financial services, with more than 300 offices and 7.7 million client brokerage accounts, 1.5 million corporate retirement plan participants, 722,000 banking accounts, and $1.42 trillion in client assets. Through its operating subsidiaries, the company provides a full range of securities brokerage, banking, money management and financial advisory services to individual investors and independent investment advisors. Named Highest in Investor Satisfaction by J.D. Power and Associates, its broker-dealer subsidiary, Charles Schwab & Co., Inc. (member SIPC, http://www.sipc.org), and affiliates offer a complete range of investment services and products including an extensive selection of mutual funds; financial planning and investment advice; retirement plan and equity compensation plan services; referrals to independent fee-based investment advisors; and custodial, operational and trading support for independent, fee-based investment advisors through its Advisor Services division. The Charles Schwab Bank (member FDIC) provides banking and mortgage services and products. More information is available at www.schwab.com.

###

THE CHARLES SCHWAB CORPORATION

Consolidated Statements of Income

(In millions, except per share amounts)

(Unaudited)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2009	2008	2009	2008
Net Revenues
Asset management and administration fees	$436	$528	$1,875	$2,355

Interest revenue	365	423	1,428	1,908
Interest expense	(60)	(51)	(221)	(243)

Net interest revenue	305	372	1,207	1,665

Trading revenue	224	352	996	1,080
Other	43	32	175	94

Total other-than-temporary impairment losses	(39)	—	(278)	(44)
Noncredit portion of loss recognized in other comprehensive income	17	—	218	—

Net impairment losses on securities	(22)	—	(60)	(44)

Total net revenues	986	1,284	4,193	5,150

Expenses Excluding Interest
Compensation and benefits	371	402	1,544	1,667
Professional services	81	80	275	334
Occupancy and equipment	73	78	318	299
Advertising and market development	50	62	191	243
Communications	51	56	206	211
Depreciation and amortization	38	39	159	152
Other	56	60	224	216

Total expenses excluding interest	720	777	2,917	3,122

Income from continuing operations before taxes on income	266	507	1,276	2,028
Taxes on income	(102)	(199)	(489)	(798)

Income from continuing operations	164	308	787	1,230
Loss from discontinued operations, net of tax	—	—	—	(18)

Net Income	$164	$308	$787	$1,212

Weighted-Average Common Shares Outstanding — Diluted	1,163	1,158	1,160	1,157

Earnings Per Share — Basic
Income from continuing operations	$.14	$.27	$.68	$1.07
Loss from discontinued operations, net of tax	$—	$—	$—	$(.01)
Net income	$.14	$.27	$.68	$1.06
Earnings Per Share — Diluted
Income from continuing operations	$.14	$.27	$.68	$1.06
Loss from discontinued operations, net of tax	$—	$—	$—	$(.01)
Net income	$.14	$.27	$.68	$1.05

Dividends Declared Per Common Share	$.06	$.06	$.24	$.22

See Notes to Consolidated Statements of Income, Financial and Operating Highlights, and Net Interest Revenue Information.

THE CHARLES SCHWAB CORPORATION

Financial and Operating Highlights

(Unaudited)

	Q4-09 % change		2009				2008
(In millions, except per share amounts and as noted)	vs. Q4-08	vs. Q3-09	Fourth Quarter	Third Quarter	Second Quarter	First Quarter	Fourth Quarter
Net Revenues
Asset management and administration fees	(17%)	(3%)	$436	$451	$486	$502	$528
Net interest revenue	(18%)	4%	305	294	302	306	372
Trading revenue	(36%)	(7%)	224	241	272	259	352
Other (1)	34%	19%	43	36	38	58	32
Net impairment losses on securities	N/M	100%	(22)	(11)	(13)	(14)	—

Total net revenues	(23%)	(2%)	986	1,011	1,085	1,111	1,284

Expenses Excluding Interest
Compensation and benefits	(8%)	—	371	371	377	425	402
Professional services	1%	16%	81	70	64	60	80
Occupancy and equipment	(6%)	9%	73	67	97	81	78
Advertising and market development	(19%)	47%	50	34	49	58	62
Communications	(9%)	6%	51	48	54	53	56
Depreciation and amortization	(3%)	—	38	38	41	42	39
Other (2)	(7%)	(11%)	56	63	68	37	60

Total expenses excluding interest	(7%)	4%	720	691	750	756	777

Income before taxes on income	(48%)	(17%)	266	320	335	355	507
Taxes on income	(49%)	(15%)	(102)	(120)	(130)	(137)	(199)

Net Income	(47%)	(18%)	$164	$200	$205	$218	$308

Basic earnings per share	(48%)	(18%)	$.14	$.17	$.18	$.19	$.27
Diluted earnings per share	(48%)	(18%)	$.14	$.17	$.18	$.19	$.27
Dividends declared per common share	—	—	$.06	$.06	$.06	$.06	$.06
Weighted-average common shares outstanding – diluted	—	—	1,163	1,163	1,160	1,156	1,158

Performance Measures
Pre-tax profit margin			27.0%	31.7%	30.9%	32.0%	39.5%
Return on stockholders’ equity (annualized)			13%	17%	18%	21%	30%

Financial Condition (at quarter end, in billions)
Cash and investments segregated	25%	6%	$18.4	$17.4	$15.5	$15.9	$14.7
Receivables from brokerage clients	21%	9%	$8.6	$7.9	$7.7	$6.3	$7.1
Loans to banking clients	22%	6%	$7.3	$6.9	$6.5	$6.3	$6.0
Total assets	46%	11%	$75.4	$68.0	$62.3	$54.9	$51.7
Deposits from banking clients	63%	9%	$38.8	$35.5	$31.7	$26.6	$23.8
Payables to brokerage clients	29%	12%	$26.2	$23.4	$21.6	$20.6	$20.3
Long-term debt (3)	67%	—	$1.5	$1.5	$1.6	$.8	$.9
Stockholders’ equity	24%	4%	$5.1	$4.9	$4.6	$4.3	$4.1

Other
Full-time equivalent employees (at quarter end, in thousands)	(7%)	2%	12.4	12.2	12.1	12.4	13.4
Annualized net revenues per average full-time equivalent employee (in thousands)	(15%)	(3%)	$321	$331	$356	$350	$378
Capital expenditures—cash purchases of equipment, office facilities, and property, net (in millions)	(52%)	(9%)	$32	$35	$41	$31	$67

Asset Management and Administration Fees
Asset management and administration fees before money market mutual fund fee waivers	3%	3%	$546	$529	$516	$508	$528
Money market mutual fund fee waivers	N/M	41%	(110)	(78)	(30)	(6)	—

Asset management and administration fees	(17%)	(3%)	$436	$451	$486	$502	$528

Clients’ Daily Average Trades (in thousands)
Revenue trades (4)	(26%)	(3%)	266.3	273.7	301.2	302.9	358.3
Investor Services (5)	(23%)	(12%)	22.0	25.0	26.3	27.7	28.7
Advisor Services (5)	(51%)	(2%)	18.1	18.4	20.8	27.4	36.6
Corporate and Retirement Services (5)	(13%)	—	1.4	1.4	1.4	1.4	1.6

Total	(28%)	(3%)	307.8	318.5	349.7	359.4	425.2

Average Revenue Per Revenue Trade (4)	(7%)	(2%)	$13.59	$13.93	$13.84	$14.06	$14.63

(1)	The first quarter of 2009 includes a $26 million gain relating to the repurchase of junior subordinated notes.

(2)

The first quarter of 2009 includes charges of $19 million for individual client complaints and arbitration claims relating to Schwab YieldPlus Fund® investments (collectively YieldPlus Expenses), offset by $30 million of insurance recoveries, resulting in a net credit of $11 million in other expense for the quarter. YieldPlus Expenses and insurance recoveries in the fourth quarter, third quarter, and second quarter of 2009 and fourth quarter of 2008 were not material.

(3)	In the second quarter of 2009, the Company issued $750 million of Senior Notes that mature in 2014.

(4)	Includes all client trades that generate either commission revenue or revenue from principal markups (i.e., fixed income); also known as DART.

(5)	Includes eligible trades executed by clients who participate in one or more of the Company’s asset-based pricing relationships.

N/M Not meaningful.

See Notes to Consolidated Statements of Income, Financial and Operating Highlights, and Net Interest Revenue Information.

THE CHARLES SCHWAB CORPORATION

Net Interest Revenue Information

(In millions)

(Unaudited)

	Three Months Ended December 31,						Twelve Months Ended December 31,
	2009			2008			2009			2008
	Average Balance	Interest Revenue/ Expense	Average Yield/ Rate	Average Balance	Interest Revenue/ Expense	Average Yield/ Rate	Average Balance	Interest Revenue/ Expense	Average Yield/ Rate	Average Balance	Interest Revenue/ Expense	Average Yield/ Rate
Interest-earning assets:
Cash and cash equivalents	$8,005	$6	0.30%	$5,717	$21	1.46%	$7,848	$33	0.42%	$5,217	$129	2.47%
Cash and investments segregated	17,702	13	0.29%	13,824	49	1.41%	16,291	80	0.49%	11,223	280	2.49%
Broker-related receivables (1)	388	—	0.04%	211	—	0.73%	363	1	0.28%	428	8	1.87%
Receivables from brokerage clients	7,616	97	5.05%	7,092	104	5.83%	6,749	351	5.20%	10,278	612	5.95%
Other securities owned	344	1	1.15%	—	—	—	126	1	0.79%	—	—	—
Securities available for sale (2)	22,482	132	2.33%	14,474	157	4.32%	18,558	521	2.81%	11,772	517	4.39%
Securities held to maturity	3,314	31	3.71%	89	1	4.47%	1,915	74	3.86%	22	1	5.86%
Loans to banking clients	7,185	64	3.53%	5,842	63	4.29%	6,671	241	3.61%	4,831	227	4.70%
Loans held for sale (3)	78	—	4.91%	43	1	5.62%	110	5	4.55%	66	4	6.06%

Total interest-earning assets	67,114	344	2.03%	47,292	396	3.33%	58,631	1,307	2.23%	43,837	1,778	4.06%

Other interest revenue		21			27			121			130

Total interest-earning assets	$67,114	$365	2.16%	$47,292	$423	3.56%	$58,631	$1,428	2.44%	$43,837	$1,908	4.35%

Funding sources:
Deposits from banking clients	$37,079	$34	0.36%	$23,198	$25	0.43%	$31,249	$107	0.34%	$19,203	$104	0.54%
Payables to brokerage clients	19,810	1	0.02%	15,448	5	0.13%	18,002	3	0.02%	15,220	55	0.36%
Short-term borrowings (4)	—	—	—	19	—	5.09%	—	—	—	40	1	2.54%
Long-term debt	1,514	20	5.24%	881	15	6.77%	1,231	71	5.77%	890	59	6.63%

Total interest-bearing liabilities	58,403	55	0.37%	39,546	45	0.45%	50,482	181	0.36%	35,353	219	0.62%

Non-interest bearing funding sources	8,711			7,746			8,149			8,484
Provision for credit losses		5			6			38			17
Other interest expense		—			—			2			7

Total funding sources	$67,114	$60	0.36%	$47,292	$51	0.43%	$58,631	$221	0.38%	$43,837	$243	0.55%

Net interest revenue		$305	1.80%		$372	3.13%		$1,207	2.06%		$1,665	3.80%

(1)	Includes receivables from brokers, dealers, and clearing organizations. Interest revenue on broker-related receivables was less than $500,000 in the fourth quarters of 2009 and 2008.

(2)	Amounts have been calculated based on amortized cost.

(3)	Interest revenue on loans held for sale was less than $1 million in the fourth quarter of 2009.

(4)	Interest expense on short-term borrowings was less than $500,000 in the fourth quarter of 2008.

See Notes to Consolidated Statements of Income, Financial and Operating Highlights, and Net Interest Revenue Information.

Notes to Consolidated Statements of Income, Financial and Operating Highlights,

and Net Interest Revenue Information

(Unaudited)

The Company

The consolidated statements of income, financial and operating highlights, and net interest revenue information include The Charles Schwab Corporation (CSC) and its majority-owned subsidiaries (collectively referred to as the Company), including Charles Schwab & Co., Inc. and Charles Schwab Bank. Certain prior year amounts have been reclassified to conform to the 2009 presentation. The consolidated statements of income, financial and operating highlights, and net interest revenue information should be read in conjunction with the consolidated financial statements and notes thereto included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2008.

**********

THE CHARLES SCHWAB CORPORATION

Growth in Client Assets and Accounts

(Unaudited)

	Q4-09 % change		2009				2008
(In billions, at quarter end, except as noted)	vs. Q4-08	vs. Q3-09	Fourth Quarter	Third Quarter	Second Quarter	First Quarter	Fourth Quarter
Assets in client accounts
Schwab One®, other cash equivalents and deposits from banking clients	47%	10%	$65.1	$59.3	$53.6	$47.6	$44.4
Proprietary funds (Schwab Funds® and Laudus Funds®):
Money market funds	(18%)	(4%)	171.2	178.7	191.4	210.7	209.7
Equity and bond funds	23%	4%	41.6	40.0	35.2	31.2	33.9

Total proprietary funds	(13%)	(3%)	212.8	218.7	226.6	241.9	243.6

Mutual Fund Marketplace® (1):
Mutual Fund OneSource®	94%	7%	214.2	200.9	129.2	105.8	110.6
Mutual fund clearing services	51%	10%	81.8	74.4	61.6	52.1	54.2
Other third-party mutual funds	21%	6%	204.6	192.3	203.5	169.8	169.1

Total Mutual Fund Marketplace	50%	7%	500.6	467.6	394.3	327.7	333.9

Total mutual fund assets	24%	4%	713.4	686.3	620.9	569.6	577.5

Equity and other securities (1)	36%	6%	485.0	456.3	388.6	323.9	357.2
Fixed income securities	2%	(1%)	167.0	169.0	168.2	164.2	164.1
Margin loans outstanding	27%	8%	(7.9)	(7.3)	(7.0)	(5.6)	(6.2)

Total client assets	25%	4%	$1,422.6	$1,363.6	$1,224.3	$1,099.7	$1,137.0

Client assets by business
Investor Services	21%	3%	$583.2	$564.8	$515.0	$466.0	$482.6
Advisor Services	24%	5%	590.4	564.2	505.4	457.0	477.2
Corporate and Retirement Services	41%	6%	249.0	234.6	203.9	176.7	177.2

Total client assets by business	25%	4%	$1,422.6	$1,363.6	$1,224.3	$1,099.7	$1,137.0

Net growth in assets in client accounts (for the quarter ended)
Net new assets
Investor Services	(62%)	35%	$3.1	$2.3	$3.7	$6.2	$8.1
Advisor Services	10%	16%	12.9	11.1	7.7	9.6	11.7
Corporate and Retirement Services	N/M	35%	8.8	6.5	5.9	9.5	1.9

Total net new assets	14%	25%	24.8	19.9	17.3	25.3	21.7

Net market gains (losses)	N/M	(71%)	34.2	119.4	107.3	(62.6)	(189.2)

Net growth (decline)	N/M	(58%)	$59.0	$139.3	$124.6	$(37.3)	$(167.5)

New brokerage accounts (in thousands, for the quarter ended)	(10%)	12%	202	181	197	207	224
Clients (in thousands)
Active Brokerage Accounts	4%	1%	7,701	7,620	7,556	7,479	7,401
Banking Accounts	62%	8%	722	667	593	508	447
Corporate Retirement Plan Participants	4%	—	1,465	1,471	1,495	1,520	1,407

(1)	Excludes all proprietary money market, equity, and bond funds.

N/M Not meaningful

The Charles Schwab Corporation Monthly Market Activity Report For December 2009

	2008 Dec	2009 Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov		% change
													Dec	Mo.	Yr.
Change in Client Assets (in billions of dollars)
Net New Assets	9.2	12.1	5.5	7.7	3.3	7.5	6.5	5.6	8.5	5.8	8.6	6.0	10.2	70%	11%
Net Market Gains (Losses)	16.1	(45.4)	(60.4)	43.2	62.7	46.9	(2.3)	56.0	23.9	39.5	(22.4)	41.6	15.0

Total Client Assets (at month end, in billions of dollars)	1,137.0	1,103.7	1,048.8	1,099.7	1,165.7	1,220.1	1,224.3	1,285.9	1,318.3	1,363.6	1,349.8	1,397.4	1,422.6	2%	25%

New Brokerage Accounts (in thousands)	73	64	60	83	80	57	60	58	61	62	63	59	80	36%	10%

Clients (at month end, in thousands)
Active Brokerage Accounts	7,401	7,415	7,433	7,479	7,519	7,537	7,556	7,573	7,597	7,620	7,642	7,664	7,701	—	4%
Banking Accounts	447	468	475	508	544	567	593	619	646	667	687	706	722	2%	62%
Corporate Retirement Plan Participants	1,407	1,510	1,534	1,520	1,525	1,507	1,495	1,488	1,477	1,471	1,452	1,461	1,465	—	4%

Market Indices (at month end)
Dow Jones Industrial Average	8,776	8,001	7,063	7,609	8,168	8,500	8,447	9,172	9,496	9,712	9,713	10,345	10,428	1%	19%
Nasdaq Composite	1,577	1,476	1,378	1,529	1,717	1,774	1,835	1,979	2,009	2,122	2,045	2,145	2,269	6%	44%
Standard & Poor’s 500	903	826	735	798	873	919	919	987	1,021	1,057	1,036	1,096	1,115	2%	23%

Clients’ Daily Average Trades (in thousands)
Revenue Trades (1)	306.1	278.8	292.8	333.5	313.4	320.5	272.1	250.1	285.8	286.3	288.1	258.0	251.4	(3%)	(18%)
Investor Services (2)	22.2	24.7	27.3	30.9	28.1	26.9	23.8	21.6	28.4	25.1	26.2	20.3	19.5	(4%)	(12%)
Advisor Services (2)	32.3	23.6	28.4	30.0	22.6	22.1	17.9	18.1	18.7	18.5	19.6	17.4	17.0	(2%)	(47%)
Corporate & Retirement Services (2)	1.4	1.3	1.4	1.4	1.4	1.4	1.4	1.3	1.4	1.5	1.4	1.4	1.5	7%	7%

Total	362.0	328.4	349.9	395.8	365.5	370.9	315.2	291.1	334.3	331.4	335.3	297.1	289.4	(3%)	(20%)

Daily Average Market Share Volume (in millions)
NYSE	1,340	1,398	1,581	1,812	1,581	1,549	1,310	1,159	1,211	1,376	1,304	1,108	1,099	(1%)	(18%)
Nasdaq	1,866	2,062	2,300	2,342	2,359	2,426	2,465	2,192	2,143	2,399	2,326	1,987	1,825	(8%)	(2%)

Total	3,206	3,460	3,881	4,154	3,940	3,975	3,775	3,351	3,354	3,775	3,630	3,095	2,924	(6%)	(9%)

Mutual Fund Net Buys (Sells) (3) (in millions of dollars)
Large Capitalization Stock	(1,589.9)	428.2	(1,058.5)	(932.5)	419.7	437.7	97.0	128.7	(61.5)	(352.9)	(283.7)	(465.8)	(345.0)
Small / Mid Capitalization Stock	(362.3)	511.3	(350.9)	(341.9)	427.2	572.9	344.8	330.3	614.9	266.6	(67.1)	(153.9)	(51.5)
International	(1,463.2)	586.3	(742.3)	(1,014.9)	418.5	669.5	683.2	647.9	592.7	294.6	447.1	446.4	225.9
Specialized	(289.2)	257.9	89.0	(115.0)	120.8	276.4	221.5	258.5	207.2	192.8	272.0	133.5	51.4
Hybrid	(224.9)	213.9	(56.6)	76.8	374.6	332.4	336.9	326.1	454.7	545.5	429.4	615.0	775.1
Taxable Bond	696.5	2,228.3	1,714.7	2,182.3	2,384.2	2,771.5	2,284.8	2,842.2	3,361.7	3,958.7	3,336.2	2,820.2	1,771.6
Tax-Free Bond	(206.4)	506.2	532.8	449.6	505.0	630.2	520.9	700.5	882.9	893.6	478.3	480.5	473.4
Money Market Funds	4,279.3	(459.4)	116.1	915.1	(7,932.2)	(5,801.4)	(5,522.6)	(3,553.7)	(4,240.1)	(4,938.0)	(3,397.1)	(1,863.5)	(2,204.7)

(1)	Includes all client trades that generate either commission revenue or revenue from principal markups (i.e., fixed income); also known as DART.

(2)	Includes eligible trades executed by clients who participate in one or more of the Company’s asset-based pricing relationships.

(3)	Represents the principal value of client mutual fund transactions handled by Schwab, including transactions in proprietary funds. Includes institutional funds available only to Investment Managers.